UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 1, 2014

Bitcoin Shop, Inc.
(Exact Name of Registrant as Specified in Charter)

Nevada	000-55141	26-2477977
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10020 Raynor Rd. Silver Spring, Maryland	20901
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (248) 764-1084

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Change in Registrant’s Certifying Accountant

On April 1, 2014, Bitcoin Shop, Inc. (the “Company”) dismissed the Company’s independent registered public accounting firm Edward Richardson Jr., CPA (“Richardson”) effective immediately.  The dismissal was approved by the Board of Directors (the “Board”) of the Company.

Richardson’s reports on the financial statements of the Company for the years ended December 31, 2013 and 2012 did not contain any adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

In connection with the audits of the fiscal years ended December 31, 2013 and 2012 and through April 1, 2014, there were (1) no disagreements with Richardson on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Richardson would have caused Richardson to make reference to the subject matter of the disagreement(s) in connection with its reports; and (2) no reportable events as such term is defined in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided Richardson with a copy of this Form 8-K prior to its filing with the Securities and Exchange Commission (the “SEC”), and has requested that Richardson furnish a letter addressed to the SEC stating whether or not it agrees with the above statements and, if not, stating the respects in which it does not agree.  A copy of such letter, dated April 4, 2014, indicating that Richardson is in agreement with such disclosures, is filed as Exhibit 16.1 to this Form 8-K.

On April 1, 2014, the Company engaged Marcum LLP (“Marcum”) as the Company’s independent registered public accountant effective immediately.  The engagement was approved by the Board.  During the fiscal years ended December 31, 2013 and 2012 and through April 1, 2014, the Company did not consult with Marcum regarding (1) the application of accounting principles to a specified transaction, (2) the type of audit opinion that might be rendered on the Company’s financial statements, (3) written or oral advice provided that would be an important factor considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issue, or (4) any matter that was the subject of a disagreement between the Company and its predecessor auditor as described in Item 304(a)(1)(iv) or a reportable event as described in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01	Financial Statements and Exhibits

(d)           Exhibits.

The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K.

Exhibit No .	Description

16.1	Letter re change in certifying accountant from Edward Richardson Jr., CPA

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BITCOIN SHOP INC.

Dated: April 7, 2014	By:	/s/ Charles W. Allen
Charles W. Allen
Chief Executive Officer